(NASDAQ:NSTR) Investor Day July 12, 2007 Northstar Neuroscience, Inc. EXHIBIT 99.1

Welcome and Introduction Alan Levy, PhD Chairman of the Board

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, implied or inferred by these forward-looking statements.  These statements are identified by terminology such as “may,” “will,” “should,” “expect,” “scheduled,” “plan,” “intend,”
“anticipate,” “believe,” “estimate,” “aim,” “potential,” or “continue” or the negative of those terms or other comparable terminology.
Although we believe that the expectations reflected in the forward-looking statements are reasonable, we do not know whether we can achieve positive future results, levels of activity, performance, or our goals.  You should not place undue reliance on these statements.  Actual events or results may differ materially.  We undertake no obligation to update any of the forward-looking statements after the date of this presentation to conform those statements to reflect the occurrence of unanticipated events, except as required by applicable law.
In evaluating these statements, you should specifically consider various factors, including, but not limited to, risks and uncertainties associated with our ability to complete our ongoing or future clinical trials or secure regulatory approval for, or commercialize, any of our products, the size of the potential markets for our products and the risks outlined under “Risk Factors” in our most recent Form 10-Q report filed with the SEC.  You should read that report, as well as our other SEC filings and the documents that we have filed as exhibits to our SEC filings, completely and with the understanding that our actual future results, levels of activity, performance and achievements may be materially different from what we expect.

Purpose of Meeting
Summary of pre-clinical and clinical work which led to the
EVEREST pivotal study design
Review of EVEREST trial design and endpoints, and the
regulatory path to approval
A physician’s perspective and examples of therapeutic
outcomes
Key thoughts about the stroke motor recovery market
opportunity and our anticipated commercialization
strategy

Overview John Bowers President and CEO

Agenda
Overview and Introduction Alan Levy, Chairman
John Bowers, Pres/CEO
Mechanism of Action and Pre-clinical Jeff Balzer, PhD
University of Pittsburgh
Review of Stroke Recovery Feasibility Trials Robert Levy, MD, PhD
Northwestern University
EVEREST Review and Regulatory Plan Nawzer Mehta, PhD
VP, Clinical Affairs
Patients Robert Levy, MD, PhD
Marketing and Reimbursement Scott Lynch, VP, Mktg.
Close John Bowers, Pres/CEO

Northstar Neuroscience Overview
Novel platform technology: Neurostimulation of the cortex
– Outermost layer of the brain
– Controls many neurological functions
Initial product: Renova ST™
Cortical Stimulation System (*)
– More than 5.7 million stroke survivors in U.S.
– Broad treatment window (months to years post-stroke)
Encouraging clinical data with favorable safety profile
– 75% of feasibility patients showed clinically meaningful improvements in motor function
– EVEREST pivotal trial for stroke motor recovery underway
Numerous additional potential applications
– 3 indications in feasibility stage (*)
Strong intellectual property position
Proven management team
* Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use.

Neurostimulation Opportunity
Worldwide Neuromodulation Market¹
(millions)
Neurostimulation Drug Pumps
2005 2006 2007 2008 2009 2010
1,250
1,650
1,950
2,350
2,750
3,200
1
Medical Devices and Supplies - Neuromodulation, Bank of America Securities, 2006
2
Citigroup, Medical Supplies and Technology, 2007
10% $22 Orthopedics
2
6% $23 Cardiovascular
2
18% $2 Neuromodulation
2
Estimated Growth
(2006-2011)
Size
(Billions)
Large clinical need
– 151 million people in the U.S. suffer
from neurological disorders
– Millions are candidates for
neuromodulation
Few proven therapies
Current indications
– Parkinson’s, Essential Tremor
– Epilepsy
– Pain
– Urinary incontinence
Future indications
– Stroke
– Depression
– Tinnitus
– Others

9 Neurostimulation Therapies Northstar Focus: The Cortex Vagus Nerve – Cyberonics Spinal Cord – Medtronic – St. Jude (ANSI) – Boston Scientific (Advanced Bionics) Deep Brain – Medtronic

The Cerebral Cortex
Controls or influences many neurological functions
Contains the majority of the brain’s neurons
More easily accessed than deeper brain structures
Visual Cortex
Vision
Auditory Cortex
Hearing
Sensory Associative
Cortex
Interpretation of
sensory information
Primary Somatosensory
Cortex
Touch, sensory information
Motor Cortex
Movement
Prefrontal Cortex
Problem solving,
behavior, emotion
Broca’s Area
Speech

renova™ st

CORTICAL STIMULATION SYSTEM

Cortical
Stimulation Lead
Implantable
Pulse Generator
Programming System

NORTHSTAR

11 Cortical Stimulation (*) Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use. * Short surgical procedure Not resource-intensive * *

Stroke Recovery - Hand / Arm
Stroke - Aphasia (speech)
Tinnitus - perception of
intense sound / ringing
Depression
Research
Research
Northstar Franchise Opportunities
STROKE &
BRAIN INJURY
AUDITORY
& PAIN
MANAGEMENT
MOVEMENT
DISORDERS
NEUROPSYCH
DISORDERS
Pivotal trial in process
Phase I trial complete
Phase I trial in process
Phase I trial in process

Neuromodulation
Targeted therapy delivery
Influential implanting physician (neurosurgeon)
Referring clinicians looking for solutions
Large, motivated patient population
Favorable reimbursement for existing neuromodulation therapies
– Based on improvement of function, quality of life
Hospital trends
– JCAHO certified stroke centers
– Neuroscience centers of excellence

Clinical Pipeline:  Stroke Motor Recovery
STROKE &
BRAIN INJURY
AUDITORY
& PAIN
MANAGEMENT
MOVEMENT
DISORDERS
PSYCHIATRIC
DISORDERS
(1) Source: American Stroke Association
(*) Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use.
Motor Cortex
Movement
Stroke in U.S.
(1)
– 700K incidence
– 5.7mm prevalence
Approx. half have hand/arm impairment
Need for therapy with broad treatment window
Two studies completed
EVEREST pivotal trial - randomization complete
PMA submission planned Q4-2007

Disabling speech impairment due to stroke
Aphasia affects 20% of stroke survivors
(1)
Over 1 million patients in US
(1)
CHESTNUT feasibility trial* complete
Safety indicated
75% of therapy patients had a clinically
meaningful improvement at the primary endpoint,
and at three- and six-month follow up
Clinical Pipeline:  Aphasia
STROKE &
BRAIN INJURY
AUDITORY
& PAIN
MANAGEMENT
MOVEMENT
DISORDERS
(1) Source: American Stroke Association, National Institutes of Health.
(*) Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use.
Broca’s Area
Speech
PSYCHIATRIC
DISORDERS

Clinical Pipeline:  Tinnitus
Debilitating perception of intense sound /
ringing
U.S. market opportunity
– 12 million seek medical attention
(1)
– 2 million seriously debilitated
(1)
SAHALE feasibility trial* - follow up ongoing
Initial data encouraging in very severe patient
group
STROKE &
BRAIN INJURY
AUDITORY
& PAIN
MANAGEMENT
MOVEMENT
DISORDERS
(1) Source: American Tinnitus Association.
(*) Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use.
Auditory Cortex
Hearing
PSYCHIATRIC
DISORDERS

Prefrontal Cortex
Problem solving,
behavior, emotion
Clinical Pipeline:  Depression
Depression opportunity
– 15 million in U.S. with major depressive disorder (NIMH)
– STAR-D NIH study: 1/3 fail 4 or more therapies
– 100K electroconvulsive therapies per year
Significant opportunity for effective implantable
therapy
PROSPECT feasibility* data available later this
year
STROKE &
BRAIN INJURY
AUDITORY
& PAIN
MANAGEMENT
MOVEMENT
DISORDERS
PSYCHIATRIC
DISORDERS
(*) Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use.

Intellectual Property
Focus on IP in emerging neurostimulation “space”
> 50 U.S. filings: Numerous claims allowed, 10 patents
issued to date (four in past 8 months)
Broad coverage (U.S. and foreign) focused on cortical
stimulation and numerous clinical applications
Stroke recovery
Traumatic brain injury
Essential tremor
Parkinson’s disease
Other movement disorders
Pain
Speech / Aphasia
Tinnitus
Other hearing disorders
Vision
Depression
Post traumatic stress disorder
Other neuropsych disorders
STROKE &
BRAIN INJURY
AUDITORY
& PAIN
MANAGEMENT
MOVEMENT
DISORDERS
PSYCHIATRIC
DISORDERS

Mechanism of Action and Pre- Clinical Jeff Balzer, PhD Associate Professor of Neurological Surgery University of Pittsburgh Medical School

Facilitating Cortical Plasticity in Stroke Patients

Normal Functioning Motor Cortex
synapses synapses
pyramidal cells pyramidal cells
(motor neurons) (motor neurons)
axons from axons from
periphery or periphery or
other other
cortical cortical
neurons neurons
axon output to extremities axon output to extremities action potential action potential
Initiation of Movement:

22 The Impact of Stroke on the Brain Tissue damaged by stroke resulting in loss of motor function

23 Post-Stroke Motor Cortex X X X X X X X X X X X X X X X Diminished Motor Function: Neuronal loss Reduced action potentials

Mechanisms of Recovery of Neurological Function
Early/spontaneous recovery:
– Resolution of harmful local factors, including resolution of local edema, resorption of local toxins, improved local
circulation, and recovery of partially damaged ischemic
neurons
Late recovery:
– Neuroplasticity: the brain’s ability to recover structurally and/or functionally after injury

Upper Extremity
Max Score 66
70
60
50
40
30
20
10
0
Minor
Moderate
Major
0
1
3
6
Month

NORTHSTAR

25 Natural Recovery from Stroke Neuroplasticity plateau occurs for most patients 3 months post stroke Source: Duncan et al., Neuropharmacology, 2000

26 Human Neuroplasticity Vital for normal brain function Motor recovery could be facilitated, even in chronic stroke patients, if neuroplasticity can be enhanced

History of Enhanced Neuroplasticity
Described extensively in the scientific literature in animal studies
Kandel won Nobel Prize in 2000 for animal studies
Animals and humans share same molecular mechanisms
– Animal models can be used to determine appropriate parameters
Studies demonstrated neuroplastic change can be induced in
human CNS tissue
Has never been applied in a practical therapy

28 Post-Stroke Motor Cortex Diminished Motor Function:

29 Mechanism of Neuroplastic Recovery X X Incoming axons make new connections to intact neurons: Or…….

30 X X Increase the strength of the existing, intact connections: Mechanism of Neuroplastic Recovery

Synaptic Plasticity After Stroke
Goal is to allow for viable brain tissue to assume
responsibility for upper extremity motor function
Achieved by exposing targeted neuronal population to
subthreshold stimulation (for movement) in the presence
of concomitant behavior, i.e. focused rehabilitation

32 Proposal for Mechanism of Action Input from limb (rehabilitation) epidural stimulation

Pre-Clinical Studies

Pre-clinical Studies Goals
Proof of concept in rodents and primates
Optimization of stimulus parameters (frequency, duty
cycle, duration, intensity)
Evidence of endurance of therapeutic benefit in
rodents and primates after cessation of CS therapy
Mechanism of action

Rehabilitation/Training in Animal Models
Animals trained to perform a variety of tasks
Stroke induced
Sub-threshold stimulation delivered during tasks only
Focus on improving affected limb
Performance measured before, during and after
therapy

Rodent Model #1:
Theresa Jones, PhD; University of Texas, Austin
Ischemic cortical injury using Endothelin I
Montoya staircase apparatus
Food retrieval task:  pre-stroke vs. post-stroke
comparison
Purpose:  evaluate multiple parameters

50 Hz Stimulation Concurrent with Training
0%
10%
20%
30%
40%
50%
60%
70%
0 1 2 3 4 5 6 7 8 9 10 11
Days of Post-Implant Training
Investigational Group Control Group
Pre-Injury Performance
% Food Retrievals
Cortical stimulation resulted in food retrieval scores near pre-stroke levels
Cortical stimulation
during training
Training only

No-Stim
Stim250
% Successful Retrievals
Days of Post-Implant Training
0
10
20
30
40
50
60
70
0
2
4
6
8
10
12

NORTHSTAR

38 250 Hz Stimulation Concurrent with Training Pre-Injury Performance 250hz was NOT effective in increasing food retrieval scores

39 Rodent Model #2: Cam Tesky, PhD, University of Calgary Pial strip model Pasta matrix behavioral assay Purpose: evaluate multiple parameters

Number of pasta pieces
removed in 20 min

NORTHSTAR

40 20 25 30 35 40 45 Pre No 1 2 3 4 5 6 7 8 9 No Stim Session No Stim N=6 Concurrent Stim N=6 Prior Stim N=6 Stimulation Must Be Concurrent With Training / Rehabilitation Timing of Stimulation

Histological Evidence of Structural Changes
Cortical stimulation results in
– Significantly greater synaptic density
– More effective synapses
Density of synapses correlated with recovery of
function
Jones et al.
25 25
µm
µm
m
s
500
nm

Summary of Learnings from Rodent Studies
Stimulation parameters evaluated
– Frequency
– Pulse width
– Amplitude
Sub-threshold stimulation is effective
Rehabilitation must be concurrent with stimulation
Structural changes in the brain correlated with behavioral
changes

Primate Model
Randy Nudo, PhD; Kansas University Medical Center
Ischemic cortical injury via bipolar electrocoagulation
Automated pellet retrieval task
Purpose:
– Confirm rat results
– Chronic stroke model
– Evaluate endurance of therapy

Primates: Chronic Model
Brain injury induced to mimic stroke
Therapy delayed 4 months
Cortical stimulation during food retrieval
task training
Demonstrated gains retained for months
beyond treatment
Changes in brains of primates
correlated with behavioral changes
0.0
0.5
1.0
1.5
2.0
2.5
Pre-Lesion Pre-Therapy Post-
Therapy
Follow-Up
(4 months)
50%
Improvement
Longevity of Functional Improvements

Summary of Pre-clinical Studies
Consistent results achieved across 2 species and 3
ischemic stroke models
Demonstrated cortical stimulation in conjunction with
rehabilitation, with the right parameters, can lead to long
lasting improvements in function
Cortical stimulation resulted in dendrite and synapse
proliferation in rodents
Stronger synaptic connections also found in rodents
Primate mapping studies indicate cortical reorganization

Proposal for Mechanism of Action
Meaningful
Long-Term
Neuroplasticity
•cortical reorganization
•synaptic sprouting
•dendritic proliferation
•synaptic strengthening
Input
from limb
(rehabilitation)
epidural stimulation

Northstar Cortical Stimulation Therapy
Identify target region with functional imaging
Volitional movement by the patient selects the neural
circuits for potentiation
Couple subthreshold cortical stimulation with
rehabilitation
Cortical stimulation concurrent with rehabilitation
facilitates plasticity and reorganization in these neural
circuits

Q & A

Review of Feasibility Trials Robert Levy, MD, PhD Professor of Neurosurgery and Physiology Northwestern University Medical School

Concept:
Cortical Stimulation for Stroke Recovery
•
Cerebral cortex has the ability to reorganize synaptic
connectivity in response to injury - neuroplasticity
•
When combined with rehabilitation, cortical stimulation
may facilitate neuroplasticity and improve function

Cortical Stimulation System
Northstar Neuroscience
®
• fMRI used to identify activation
site for hand
• Epidural electrode placed over
cortical target indicated by fMRI
• Implantable pulse generator
1
• Overnight hospital stay
• Subthreshold stimulation
delivered only during
rehabilitation
• Patient does not feel stimulation
Caution:  Investigational device.
Limited by federal (or US) law to investigational use.
1
BAKER/EVEREST studies.

Deep Brain Stimulation DBS electrode

Stimulation Site Identification
Using Functional Magnetic Resonance Imaging (fMRI)
• Locate site of cortical activation
associated with hand function
• Neuronavigation based on fMRI
data used to identify precise
stimulation site
Region of stroke
Neuroplastic area
associated with hand
function

ADAMS
(2003)
Phase I
BAKER
(2004)
Phase II
EVEREST
(2007)
Pivotal
Cortical Stimulation for Stroke Recovery
Clinical Trials
Safety
N = 8
3 US sites
External Pulse Generator
Safety & Efficacy
N = 24
7 US sites
Internal Pulse Generator
Safety & Efficacy
N = 151
21 US sites
Internal Pulse Generator

Clinical Study Design Overview
•
Baseline assessments
–
>4 months after index stroke
•
Randomization to two arms
•
Device* implantation in investigational arm
•
3 weeks (ADAMS) or 6 weeks (BAKER) of hand/arm rehabilitation for both groups
–
Investigational group:  Subthreshold stimulation delivered during rehab only
–
Device explanted after rehabilitation is complete
•
Follow-up
–
Follow-up 1, 4, 8, 12 and (BAKER) 24 weeks
*Caution:  Investigational device.  Limited by federal (or US) law to investigational use.

Inclusion Criteria
(Partial List)
•
Ischemic vascular stroke that is:
–
Above the level of the midbrain
–
At least 4 months old
–
Documented by CT or MRI
•
Index stroke is most recent stroke
•
Medically and neurologically stable
•
Moderate to moderately severe upper-extremity hemiparesis:
–
UEFM 20-50
–
Active wrist extension of 5
o
or repetitive grasp
•
Age 21 years or older

Exclusion Criteria
(Partial List)
•
Primary hemorrhagic stroke
•
Any additional stroke (other than index stroke) associated with incomplete motor recovery
•
History of seizure disorder
•
Moderate to severe hemispatial neglect and/or anosognosia
involving the affected limb
•
Severe sensory deficit
•
Contraindication to stimulation system placement surgery

Combined ADAMS and BAKER Patient
Characteristics
0.37 7 primarily subcortical
1 primarily cortical
6 both subcort & cort
2 pontine
8 primarily subcortical
3 primarily cortical
5 both subcort & cort
0 pontine
Depth of stroke
0.72 10 dominant
6 non-dominant
9 dominant
7 non-dominant
Hand affected
1.0 10 male
6 female
10 male
6 female
Gender
0.29 60±16
(26-81)
55±12
(34-74)
Age (years)
0.86 31±19
(4-68)
32±26
(5-100)
Months since stroke
0.56 32.8±8.6
(20-48)
34.6±8.5
(22-50)
Upper Extremity Fugl-
Meyer (UEFM)
P-Value Control Patients
(N=16)
Investigational Patients
(N=16)

ADAMS and BAKER: Safety
Complications ADAMS BAKER
•
Deaths 0 0
•
Neurological morbidity 0 0
•
Seizure 0 1**
•
Device malfunctions 0 0
•
Other major medical complications 2* 0
*  1 infection attributed to protocol deviation. 1 lead breakage with subsequent infection following explant.  ADAMS utilized external pulse generator; subsequent device system is fully implanted.
** Seizure occurred post implant surgery but before activation of device; patient proceeded to complete study participation with subthreshold stimulation without sequellae

Efficacy Outcome Measures for Motor Recovery
UEFM AMAT
0 – 66
Higher score = better function
(ADAMS/BAKER Baseline= 33.7)
3.5 point
improvement
Hand / arm function
(9 components of neurologic and
motor function)
Upper Extremity Fugl-Meyer
What is
Measured
Clinically
Meaningful
0 – 5
Higher score = better performance
(ADAMS/BAKER Baseline= 2.1)
0.21 unit
improvement
Activities of Daily Living (ADLs)
(scored for speed, function, and
quality of movement)
Arm Motor Ability Test
Score
Range

Combined ADAMS and BAKER:
Improvement in Upper Extremity Fugl-Meyer (UEFM)
ANOVA: Overall P<0.001, group by assessment interaction P=0.04.
*
P=0.01 compared with control group by t-test.
UEFM Score: Change From Baseline
Statistically significant improvements in function
0
1
2
3
4
5
6
7
8
9
Baseline
Investigational Group Control Group
Follow-Up
Week 4
Follow-Up
Week 12
*
*
Clinically
Meaningful

≥

% of Patients with
Clinically Meaningful Improvement

Patients with Clinically Meaningful Changes ( 3.5
points) in UEFM:
Combined ADAMS and BAKER
*
P=0.01 compared with control group by chi-square test.
Patients with Clinically Meaningful Improvement in UEFM Score
75%
81%
31%
38%
0%
20%
40%
60%
80%
100%
Follow-Up Week 4 Follow-Up Week 12
Investigational Group Control Group
*
*
75% of cortical stimulation patients showed improvement

Proportion of Patients with Clinical Meaningful Improvement

BAKER:  Patients with Clinically Meaningful
Improvement
**
UEFM+
AMAT
*
4-week Follow-up 24-week Follow-up
*p=0.05, **p=0.03, ***p=0.1, ****p=0.2; all by chi-square test
****
***
0%
10%
20%
30%
40%
50%
60%
70%
UEFM UEFM
Investigational
Controls
UEFM+
AMAT

Change in Box&Block from Baseline
Baseline
Tx Wk 4
Fu Wk 4
Fu Wk 8
Fu Wk 12
Fu Wk 24

BAKER: Box and Block 42% Improvement Over Baseline at One and Six Month Follow-up *p =0.1, **p =0.03 by t-test -6 -4 -2 0 2 4 6 8 10 12 14 Investigational Control Assessment Period * **

BAKER Neuropsych Results:
Mean Change in
Test Scores for Three Cognitive Measures
8.2
1.3
6.6
1.0
-3.8
0.4
-4
-2
0
2
4
6
8
10
Boston Naming Test
(L)
WASI Vocabulary T-
Score (L)
WASI Matrix
Reasoning T-Score
(R)
Investigational
Control

Evidence of the Brain’s Response to Cortical
Stimulation Therapy using fMRI: Overview
•
ADAMS study –
fMRI analysis was performed at
baseline and after completion of the 3 week
rehabilitation protocol.
•
Patients performed the same motor task at each fMRI
session: index finger tapping or wrist extension
•
The fMRI activation maps for each group (control group
or the investigational group) were compared to identify
changes in activation resulting from therapy
•
Results published in Stroke
May 2005

fMRI: Normal Hand Activation

ADAMS fMRI Results Baseline Activation

Control group
Investigational group
Pre-treatment
Post-treatment
Z-score
7
4
L
R
L
R

fMRI Consolidation Results
•
The investigational group showed a reduced volume of
activation post-therapy, while the control group showed
almost no change
•
The consolidation of activation seen in the investigational
group resembles events seen during spontaneous recovery
from  stroke.
Consolidation
of activation

Conclusion:
Cortical Stimulation for Stroke Recovery
•
Pre-clinical and clinical studies to date
–
have shown safety
–
have suggested that cortical stimulation combined with
rehabilitation significantly improves hand/arm function compared with rehabilitation alone
–
fMRI has shown that cortical stimulation consolidates activation in the stroke affected hemisphere while the control group showed no significant changes

ADAMS
(2003)
Phase I
BAKER
(2004)
Phase II
EVEREST
(2007)
Pivotal
Stroke Motor Recovery Clinical Trials:
EVEREST Pivotal Study
Safety
N = 8
3 US sites
Safety & Efficacy
N = 24
7 US sites
Safety & Efficacy
N = 151
21 US sites

Q & A

BREAK – 15 minutes

EVEREST Review and Regulatory Plan Nawzer Mehta, PhD Vice President of Clinical Affairs

EVEREST Pivotal Study*
Safety and Effectiveness of Cortical
Stimulation in the Treatment of Upper
Extremity Hemiparesis
Prospective
Randomized
Single-blinded
Multi-center
* Caution: Investigational device. Limited by Federal (or U.S.) law to investigational use.

EVEREST Clinical Sites
Wayne
State
NU
U. AZ
U. Utah
UT
Houston
CNI /
Swedish
OHSU
U. Florida
Jacksonville
U. Cinn
U. Pitt
U. Penn
SUNY
USC
UCSF
Spaulding
/ MGH
Mt. Sinai
Stanford
UIC
St. Luke’s
Swedish
Emory

EVEREST - Study Design
Patients randomized into two cohorts, investigational or
control
– 151 needed to meet safety & efficacy endpoints
• 100 investigational (implant)
• 51 control (no implant)
Investigational cohort implanted with epidural
stimulation system and given sub-threshold cortical
stimulation concurrent with rehabilitation therapy
Both cohorts subjected to same quality and quantity of
rehabilitation
Inclusion/exclusion criteria similar to feasibility trials

EVEREST – High-Level Protocol Summary
Subject
Referral
Phone
Screen
Informed
Consent
Entry Criteria
Evaluation
Rehab
Screen
A
fMRI
Baseline
Evaluation
Randomi-
zation
A
Control Arm
Investigational Arm
Device
Implant
Rehab w/o
Stimulation
Follow-Up
Weeks 9-24
Follow-up
Weeks 1-8
Device
Removal
Follow-up
Weeks 1-8
Rehab and
Stimulation
Enrolled
Randomized

EVEREST – Primary Safety Endpoint
Safety will be assessed by measuring the differences in
the proportion of subjects who are classified as having
any of the following outcomes between the time of
enrollment and completion of rehabilitation program
– Death
– Medical morbidity, including myocardial infarction,
pneumonia, wound infection, or deep venous thrombosis
– Clinically definite seizure
– Decrement in neurological status, defined as a 20%
decrease in the Fugl-Meyer scale

Statistical Assumptions – Safety Endpoint
Primary safety
– The EVEREST study is sized to be able to observe at least
one adverse event with at least 95% probability when that
event has at least a 3% probability of occurring
–
A total sample size of 99 investigational
patients is
estimated to determine safety
– Safety endpoint was the primary influence on the study
sample size

EVEREST – Safety Summary
Safety events are under Data Safety Monitoring Board
(DSMB) purview
– DSMB has met 4 times – most recent in Q1-2007
DSMB has consistently noted an acceptable safety
profile for the study and voted for study to continue
Next DSMB review scheduled for Q3-2007

Primary Outcome Measures
UEFM AMAT
0 – 66
Higher score for better function
> 4.5 point
improvement
Hand / arm function
Upper Extremity Fugl-Meyer
What is
Measured
Clinically
Meaningful
Threshold
0 – 5
Higher score for better performance
> 0.21 unit
improvement
Activities of daily living
Arm Motor Ability Test
Score
Range
Both UEFM and AMAT are established and validated measures for assessing changes in upper extremity motor function

≥

≥

% of Patients with Clinically Meaningful Improvement
≥

NORTHSTAR

EVEREST – Primary Efficacy Endpoint
Clinically meaningful improvement
in both UEFM and AMAT tests at 4
weeks following therapy
Definition of improvement
– 4.5 point increase in UEFM
and
– 0.21 point increase in AMAT
Primary Analysis: % of subjects
with clinically meaningful
improvement
Definition of Success: The % of
investigational subjects that
achieve improvement is at least
20% more in absolute terms than
control subjects
UEFM + AMAT
Investigational Group Control Group
20%
30%
10%
Example of Definition of Success
For Primary Efficacy Endpoint

Statistical Assumptions – Efficacy Endpoint
Primary efficacy endpoint
– Statistical power = 80%
• Standard used by FDA for many device trials
– Level of significance = p<0.05 (two-sided)
– Effect size = 30% difference between study groups
• More conservative than the minimal clinically significant
difference of 20% between the two proportions
–
Sample size requirement = 51 patients per study arm

EVEREST vs. BAKER Study Differences
EVEREST BAKER
Yes No Blinded Outcome
Assessments
UEFM + AMAT UEFM, AMAT Efficacy Endpoint
Clinical Threshold
4.5 point increase
in UEFM
3.5 point increase
in UEFM
Clinically Meaningful
Threshold
28-50 20-50 UEFM Inclusion Criteria

Primary Outcome Measures
Outcome measures assessed by raters who are blinded
to the therapy assignment
Rater and rehabilitation therapist standardization across
all sites to minimize variability in outcome measures
– Standardized by a core lab
– Re-standardization every 6 months
– Standardization score must be 95%

EVEREST vs. BAKER Changes
Feasibility study results indicated that patients with
UEFM <28 points did not respond as well to the therapy
(investigational or control)
– Narrowing of the UEFM range intended to increase the
likelihood of success in EVEREST
Increase in UEFM definition of success to 4.5 points

% of Patients with Clinically
Meaningful Improvement

NORTHSTAR

BAKER Data Using EVEREST Endpoints
Greater percentage of investigational patients achieved
improvement in both outcome measures vs. control
At 4-week combined primary endpoint and
using 4.5 point threshold
0%
10%
20%
30%
40%
50%
60%
70%
UEFM + AMAT
Investigational Group Control Group
42%
8%
50%
14%
34% vs. 20%
required
for success in
EVEREST
36% vs. 20%
required
for success in
EVEREST
All Baker Subjects
(UEFM 20-50) N = 24
Baker Subjects
(UEFM 28-50) N = 15

Secondary & Observational Endpoints
Neurological Deficit and Motor Function
– Upper Extremity Arm Motor Fugl-Meyer (UEFM)
– Box and Block Test
– Neuropsychological Test Battery
Activities of Daily Living (ADL)
– Arm Motor Ability Test (AMAT)
– Canadian Occupational Performance Measure (COPM)
Stroke & Quality-of-Life Scales
– Stroke Impact Scale (SIS)
– Stroke Specific Quality of Life (SS-QOL)
– NIH Stroke Scale (NIHSS)
– SF-36 Quality of Life Questionnaire
fMRI’s – pre- and post-therapy
– Largest prospectively collected data in stroke subjects

Subset Analyses
Demographic
– Age
– Gender
Characteristics of the stroke
– Time since stroke
– Anatomic location and lesion volume
– Side of brain affected
– Hand dominance
Baseline level of function assessed by UEFM
– Moderately severe paresis
– Moderate paresis

EVEREST – Status
164 subjects randomized
– Estimate 4-week endpoint completed on all patients in
early October; data availability on track for Q4 2007
Data from 12 investigational BAKER patients will be
included in the safety analysis
Total 176 patients
– 16 with no 4-week data
– Need full data set through 4-week primary endpoint on
151 patients
– Current net of 160 provides adequate margin

Recent FDA pre-PMA Meeting
Ongoing communications
– Key FDA players involved in IDE and PMA
Discussion topics
– Submission type concurrence
– EVEREST study update
• Presented study status, safety data, and compliance
• Identified potential submission and panel timeline
– Potential Continued Access study

93 Timeline Actual: Pre-PMA Meeting Q2-2007 Completion of randomization Q2-2007 Projected: 4-week endpoint completion Q4-2007 PMA submission Q4-2007 Panel Meeting Q4-2008 PMA approval Q4-2008

Q & A

Implication for Patients Robert Levy, MD, PhD Professor of Neurosurgery and Physiology Northwestern University Medical School

ADAMS and BAKER Patients
Patients averaged > 2 ½ years post stroke
Persistent deficits despite rehabilitation
Impairments impact ability to function day to day
– Impact on family members / caregivers
All patients motivated to improve

Patients
Outcome measures are important to document results
Benefits to patients appear to exist across range of
quantified results
75% of investigational patients achieved a gain of 3.5 pts
or greater in UEFM
– Average approximately 7 points

98 Patient Observations Patients reflect improved activities of daily living – Dressing – Eating – Household chores – Driving – Working – Caring for children

99 Patient Case Studies – Patient 1

Patient Case Studies – Patient 1

Case Study (Patient 1)
American Academy of Neurology 4/07, Helmi Lutsep MD
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
UEFM AMAT SIS Hand SIS
Recovery
Baseline
12 weeks
3 years
Performance upon initiating
ADAMS study (Baseline), 12
weeks after receiving
investigational CS and
rehabilitation, and 3 years later.
Results are normalized to the
maximum score (normal function)
for each outcome measure.
Conclusion:  The effects of CS plus
rehabilitation not only persisted for 3
years but showed further gains in
function.

Patient 1 Consolidation of activation Prior to therapy Response to therapy

103 Patient 2

104 Patient 2 Pre-therapy Post-therapy

105 Patient 3

106 Patient 3 Pre- therapy Post- therapy

Patient 4

Patient 4

Patient 4

Patient 4 Pre- therapy Post- therapy

Patients - Summary
Improvements are meaningful
Improvements noted across ranges of patient age, time
since stroke, and UEFM scores
Functional improvements appear to correlate with
changes in brains documented by fMRI
Patients are grateful for the gains they’ve achieved

Cortical Stimulation: The Future Stroke / brain Injury / aphasia Psychiatric disorders (OCD, PTSD, depression) Chronic pain Cognitive dysfunction

Q & A

Marketing and Reimbursement Scott Lynch Vice President of Marketing

Stroke Patients
Stroke survivors
– Loss of independence
– Depressed and desperate
– Looking for options
candidates
– Moderate to moderate-
severe hand/arm impairment
– Motivated
– Surgical candidates
#1 Cause of Adult Disability*
4 out of 5 American families
are affected by Stroke*
* National Stoke Association

US Stroke Market Potential
Prevalence of 5.7 Million Stroke Survivors
700,000 New Strokes per Year*
2.5 Million are Ischemic with
Hand / Arm Impairment
250,000 Additional per Year
400,000 x $15,000
=
$6.0 Billion
* American Heart Association
50% reduction for
patient motivation
and other factors
800,000
Moderate/Moderate-
Severe
80,000 Additional per Year

Potential Future Stroke Opportunities…
Prevalence of 5.7 Million Stroke Survivors
700,000 New Strokes per Year*
2.5 Million are Ischemic with
Hand / Arm Impairment
250,000 Additional per Year
800,000
Moderate/Moderate-
Severe
80,000 Additional per Year
400,000
Hemorrhagic
Stroke
Gait
Aphasia
OUS
* American Heart Association

Stroke Neurologist
/ Primary Care
Neurosurgeon

118

NORTHSTAR

Connecting the Dots… Patients Rehab Therapist / Physiatrist

Keys to Success Educate clinical stakeholders Identify a local champion Patient outreach and referral generation Provide support to ensure quality outcomes = Center of Excellence!

Education
Educate clinical partners
– Dedicated training programs for “stroke teams”
– Specialized direct sales force will detail targeted
clinicians
– Support programs for primary care physician
awareness
Offers patients
hope
Refer patients Neurologist and
Primary Care
Improve patient
results, build
practice
Provide rehab and
refer patients
Physiatrist /
Therapist
Build practice Implant device Neurosurgeon
Benefit Role
Education
Local Champion
Patient Outreach
Quality Outcomes

Local Champion
Direct reps will identify a champion for each
Center of Excellence
– Clinical specialty will vary by center
– Champion will coordinate information flow,
scheduling, and patient education
Education
Local Champion
Patient Outreach
Quality Outcomes

7NEWS
TheDenverChannel.com

Chicago Tribune

New hope for stroke patients

Brain stimulation, therapy may prove a strong duo

By Leslie Goldman
Special to the Tribune

Do you have weakness in your hand/arm due to a
STROKE?
Please read on to find out how you or your loved one may qualify for this study.
EVEREST! The Stroke Rehabilitation Study of Hand/Arm Function
NORTHSTAR
Please contact us at
1-888-546-9779

NORTHSTAR

122

Patient Outreach
Direct to consumer outreach
will help establish patient flow
– Media advertising, PR campaign,
support groups, internet, etc.
– Regionally focused and tailored
to specific Center of Excellence
Education
Local Champion
Patient Outreach
Quality Outcomes

Quality Outcomes
Northstar will provide support for the
implant procedure and rehab
– Direct reps in the OR
– Device interface and therapy support
– Reimbursement support
Education
Local Champion
Patient Outreach
Quality Outcomes

Hub and Spoke 400 - 500 JCAHO Certified Primary Stroke Centers – Initial target 20% (early adopters) = 100 “hub” hospitals – 3 - 4 “spoke” satellite clinics per center

Commercialization Infrastructure
Hire a Vice President of Sales, Q1-2008
Build a direct field sales and marketing team
– Key hires to be made in 2008 and 2009
– Build to roughly 60 - 80 by the end of 2009 including:
• Direct sales reps
• Market development specialists
• Field reimbursement support
• Field clinical specialists

The First $100mm in Revenues
$100 mm in revenues at $15,000 ASP
6,500 – 7,000 annual procedures
– <2% penetration of 400K initial patient population
Initial Targets:
– 100 hubs with 3 - 4 spokes/hub
– 5 - 6 patients/month/hub  or
– <2 patients/month/spoke

1. Coding - Do codes exist? 2. Payment - Is the payment adequate? 3. Coverage - Is it accepted by payors? Reimbursement 1…2…3

Coding for Renova-ST
Codes exist for implantation and
removal
Codes exist for diagnosis
(hemiparesis) and procedure
(implant and removal)
Codes exist for therapy
SURGEON
FACILITY
THERAPIST
1.Coding
Payment
Coverage

Payment for Renova-ST
Implant procedure approx
$2,000, removal approx $750
Implant paid average $25K
(large range based on geography),
removal average $3K
Paid standard hourly rate
(approx. $120 – exempt from therapy
caps as long as improvement is
documented)
SURGEON
FACILITY
THERAPIST
Coding
2.Payment
Coverage

Coverage for Renova-ST
Stroke / hemiparesis indication not
included in current coverage policies
Track record of success based on
function and QOL benefits
VNS (epilepsy)
DBS (Parkinson’s, essential tremor)
SCS (pain)
Area of strategic focus
Clinical and cost data collection
In-house reimbursement team
Case by case review
SURGEON
FACILITY
THERAPIST
Coding
Payment
3.Coverage

Reimbursement Summary
Favorable reimbursement for the surgeon
-
On par with spine
Favorable reimbursement for the hospital
-
On par with other neurostimulation procedures
Favorable rehabilitation payment
-
Documentation of progress
Planning to ensure coverage
-
Data, data, data

Overall Summary Significant market opportunity Highly motivated patient population Center of Excellence market development plan Reimbursement pathway exists

Q & A

Summary and Close John Bowers President and CEO

Stroke Motor Recovery and EVEREST
Pre-clinical and feasibility trials informed EVEREST trial
design
Clinical results from Phase I and II are strong
EVEREST is on track
– Randomization complete
– Safety data through Q1-2007 DSMB review favorable
Commercialization planning is underway

Milestone Review
Upcoming 2007 Milestones
EVEREST results
Planned PMA submission for
stroke motor recovery
Depression/PROSPECT primary
endpoint data
Continued development of
intellectual property
Status/ Progress
$100.5 mm of cash/investments
at Q1-07
EVEREST pivotal trial
Progress in our cortical
stimulation pipeline
Four patents issued in past 8
months

Summary
Technology platform with numerous large clinical
opportunities
> $6 billion potential stroke motor recovery opportunity
– Broad treatment window (months to years following stroke)
– Ease of implantation / favorable safety profile
Clinical trials and research underway for additional
applications
– Stroke, encouraging clinical data with favorable safety profile
– Aphasia, tinnitus and depression
– Research on additional applications
Strong intellectual property portfolio
Proven management team with established track record
Makes a difference

NASDAQ: NSTR